SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 16, 2001

                              WESTVACO CORPORATION
             (Exact name of Registrant as specified in its charter)


      DELAWARE                      1-3013                        13-1466285
    (State of                     (Commission                    (IRS Employer
   Incorporation)                File Number)                    Identification
                                                                  Number)


                    299 PARK AVENUE, NEW YORK, NEW YORK 10171
                    (Address of principal executive offices)


                                  212-688-5000
                          (Registrant's telephone No.)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM V.   OTHER EVENTS

      On October 16, 2001, Westvaco Corporation ("Westvaco") and The Mead Corporation ("Mead") issued a joint press release announcing that the statutory Hart-Scott-Rodino waiting period related to the proposed merger of the two companies has terminated.

      A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the exhibit.

ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits:

            99.1 Press release issued by Westvaco Corporation and The Mead Corporation on October 16, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WESTVACO CORPORATION
                                          (Registrant)


Date:  October 17, 2001                   By:  /s/ John W. Hetherington
                                             ---------------------------------
                                             Name:   John W. Hetherington
                                             Title:  Secretary and Assistant
                                                     General Counsel


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EXHIBIT INDEX


Exhibit No.       Description
----------        -----------

99.1 Press release issued by Westvaco Corporation and The Mead Corporation on October 16, 2001